UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) December 31, 2006

                                EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                           11-2125338
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(Commission File Number)                    (I.R.S. Employer Identification No.)



                      301 Merritt Seven, Norwalk, CT 06851
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

- Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

-    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

-    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     Effective December 31, 2006, Mr. Chesser retired as Vice Chairman of the Company. The terms of Mr. Chesser's separation from the Company were included as
Exhibit 10.1 to a Form 8-K filed on April 4, 2006 (the "Chesser Separation Agreement"). The terms of such Chesser Separation Agreement are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit                                          Incorporated by Reference To or
Number    Description of Exhibits                Page Number
-------   ---------------------------            -------------------------------
10.1      Severance Agreement dated              Exhibit 10.1 to Form 8-K filed
          April 3, 2006 between the              on April 4, 2006
          Company and Leicle E.Chesser


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           EMCOR GROUP, INC.


Date:  January 4, 2007                         By:    /s/ Sheldon I. Cammaker
                                                    --------------------------
                                                        Sheldon I. Cammaker
                                                   Executive Vice President and
                                                          General Counsel